Exhibit 10.34.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

FIFTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of December 16, 2020

Between:

AMERIHOME MORTGAGE COMPANY, LLC, as Seller

and

JPMORGAN CHASE BANK, N.A., as Buyer

1.                                      THIS AMENDMENT

The Parties agree hereby to amend the Master Repurchase Agreement dated August 17, 2017 between AmeriHome Mortgage Company, LLC and JPMorgan Chase Bank, N.A. (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated July 2, 2018, the Second Amendment to Master Repurchase Agreement dated September 20, 2018, the Third Amendment to Master Repurchase Agreement dated September 19, 2019, the Omnibus Letter Agreement dated May 1, 2020 (the “Omnibus Letter Agreement”), and the Fourth Amendment to Master Repurchase Agreement dated September 15, 2020, and the Original MRA as so amended, the “Amended MRA”) and as amended hereby and supplemented, further amended or restated hereafter from time to time, the “MRA”) to extend the latest Termination Date, to amend the definition of Eligible Mortgage Loan for purposes of changing various sublimits and adding and revising definitions relating to such changes, and they hereby further amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment (the “Fifth Amendment to MRA” or within itself only, this “Amendment”) have the same meanings here as there.

The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the Amended MRA amended hereby.

2.             Definitions; Interpretation

A.            The following defined terms in Section 2(a) of the Amended MRA are hereby amended to read as follows:

“Aged Loan” means, on any day, a Purchased Mortgage Loan whose Purchase Date was more than [***] but not more than [***] before that day.

“Eligible Mortgage Loan” means, on any date of determination, a Mortgage Loan:

(i)            for which each of the applicable representations and warranties set forth on Exhibit B is true and correct as of such date of determination;

(ii)           that is either a Conventional Conforming Loan or a Government Loan;

(iii)          if a Correspondent Loan, whose Origination Date was no more than [***] before the Purchase Date for the initial Transaction in which the Mortgage Loan was purchased by Buyer;

(iv)          if a Correspondent Loan, it was acquired by Seller from an Approved Correspondent, or if Seller acquired it from a correspondent that Buyer has not approved, Buyer elects in its sole discretion to purchase such Mortgage Loan;

(v)           if not a Correspondent Loan, whose Origination Date was no more than [***] before the Purchase Date for the initial Transaction in which that Mortgage Loan was purchased by Buyer;

(vi)          that is eligible for sale to an Approved Takeout Investor under its Takeout Guidelines;

(vii)         that has a scheduled Repurchase Date not later than the following number of days after the Purchase Date for the initial Transaction to which that Mortgage Loan was subject:

Type of Mortgage Loan	Number of days
Conventional Conforming Loan	[***]
Government Loan	[***]
Aged Loan	[***]

(viii)        that does not have a Combined Loan-to-Value Ratio in excess of [***] in the case of a Conventional Conforming Loan or a Government Loan (or, in each case, such other percentage determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) and, if its Loan-to-Value Ratio is in excess of [***] (or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time), it has private mortgage insurance in an amount required by the applicable Agency Guidelines, unless pursuant to Agency Guidelines in existence at the time such Mortgage Loan was originated, private mortgage insurance is not required for such Mortgage Loan;

(ix)          whose Purchase Price, when added to the sum of the Purchase Prices of all Purchased Mortgage Loans of the same Loan Type as is specified in the first column of the Sublimits Table below that are then subject to outstanding Transactions, would not exceed the applicable Sublimit for that Loan Type listed in the second column (Mortgage Loans with greater Purchase Prices are not eligible for purchase at that time):

SUBLIMITS TABLE

Loan Type	Sublimit (percentage of Facility Amount or maximum dollar amount)
Wet Loan proposed for purchase on one of the first 5 or last 5 Business Days of a calendar month	[***]
Wet Loan proposed for purchase on another Business Day	[***]
Government Loan, not RHS Loan	[***]
RHS Loan	[***]
Second Home Loan or Investor Loan	[***]
Low FICO Loan	[***]
Conventional Conforming Mortgage Loan, not a Second Home Loan, an Investor Loan or a Low Fico Loan	[***]

(x)           for which, on or before its Purchase Date, its Mortgage Loan Schedule has been delivered to Buyer and an Asset Schedule listing it has been delivered to Custodian;

(xi)          for which, if not a Wet Loan, a complete Asset File has been delivered to Custodian on or before its Purchase Date and Buyer has received a Custodian’s Asset Schedule and Exception Report that includes it;

(xii)         for which, if a Wet Loan:

(A)          on or before its Purchase Date, if requested by Buyer pursuant to Section 5 of the Side Letter as a condition precedent, a written fraud detection report acceptable to Buyer in its sole discretion has been delivered to Buyer;

(B)          if requested by Buyer, all applicable items listed in clauses (i) through (iii) of the definition of Loan Eligibility File have been delivered to Buyer on or before its Purchase Date;

(C)          at or before its Wet Delivery Deadline, a complete Asset File has been delivered to Custodian and Buyer has received an updated Custodian’s Asset Schedule and Exception Report that includes it;

(xiii)        that, if subject to a Takeout Commitment, (a) is not subject to a Takeout Commitment that has expired or been terminated or cancelled by the Approved Takeout Investor or with respect to which Seller is in default, (b) has not been rejected or excluded for any reason (other than default by Buyer) from such Takeout Commitment by the Approved Takeout Investor;

(xiv)        that, if subject to a Hedging Arrangement, is not subject to a Hedging Arrangement that has expired or been cancelled by the Hedging Arrangement counterparty or with respect to which Seller is in default or a termination event has occurred;

(xv)         for which, if and to the extent that Buyer elects by notice to Seller to review and approve them, Buyer has approved the underwriting and other related information of such Mortgage Loan;

(xvi)        that is not a Mortgage Loan that Seller has failed to repurchase when required by the terms of this Agreement;

(xvii)       for which the related Mortgage Note has not been out of the possession of Custodian pursuant to a Request for Release of Documents (x) for more than [***] after the date of such Request for Release of Documents if such documents are received by  Seller or any subservicer that is an Affiliate of Seller, or (y) for more than [***] after the date of that Request for Release of Documents if such documents are received by a subservicer that is not an Affiliate of Seller and who has delivered an executed Bailee Letter to Custodian;

(xviii)      for which neither the related Mortgage Note nor the Mortgage has been out of the possession of Custodian pursuant to a Bailee Letter for more than the number of days specified in such Bailee Letter, or if such Bailee Letter does not specify a time limit, for more than [***] after the related Approved Takeout Investor’s scheduled purchase date;

(xix)        for which, if not a Wet Loan, a complete Loan File has been delivered to Buyer on or before its Purchase Date;

(xx)         whose Mortgagor has a FICO Score of at least (i) [***] in the case of a Low FICO Loan, or (ii) [***] in the case of any other Mortgage Loan (or such other minimum FICO Score as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time); and

(xxi)        that is not a Defaulted Loan.

“Government Loan” means a Mortgage Loan that is insured by the FHA or guaranteed by the Department of Veterans Affairs or RHS.  The term Government Loan does not include any Mortgage Loan that is a Conventional Conforming Loan.

“Investor Loan” means an Eligible Mortgage Loan that is a Conventional Conforming Loan or a Government Loan that is not an RHS Loan, that is secured by a 1 - 4 family residence that is not occupied by the Mortgagor, and has been underwritten in accordance with Agency Guidlelines.

“Second Home Loan” means an Eligible Mortgage Loan that is a Conventional Conforming Loan or a Government Loan that is not an RHS Loan, that is secured by a 1 - 4  family residence that is occupied by the Mortgagor but is not the Mortgagor’s principal residence and has been underwritten in accordance with Agency Guidelines.

“Termination Date” means the earliest of (i) the Business Day, if any, that Seller or Buyer designates as the Termination Date by written notice given to the other Party at least [***] before such date, (ii) the Business Day, if any, that Buyer designates as the Termination Date by written notice given to Seller at any time after [***] shall have elapsed after any Change in Control, (iii) the date of declaration of the Termination Date pursuant to Section 12(b)(i) and (iv) December 15, 2021.

B.            The following defined terms are hereby added to Section 2(a) of the Amended MRA, respectively, in alphabetical order:

“Fifth Amendment to MRA” means the Fifth Amendment to Master Repurchase Agreement dated December 16, 2020, between Buyer and Seller.

“Loan Type” means a Mortgage Loan’s type for Sublimit, aging, Purchase Price or Pricing Rate classification purposes.  Some nonexclusive examples of Loan Types that may be classified for Sublimits, or for aging, Purchase Price or Pricing Rate classification purposes, are Conventional Conforming Loans and Government Loans (including Second Home Loans and Investor Loans of each of those Loan Types), RHS Loans, Low FICO Loans and Aged Loans.

“Low FICO Loan” means a Conventional Conforming Loan or Government Loan whose Mortgagor has a FICO Score of [***] or more but less than [***].

“Sublimit” means whichever of the maximum dollar amount or percentage of the Facility Amount is specified in the Sublimits Table found in the definition of “Eligible Mortgage Loan” for a Loan Type (or Loan Types where more than one Loan Type is specified) of Mortgage Loan that is (are) eligible to be subject to Transactions outstanding at any given time.

C.            The definitions of the following terms are hereby deleted from Section 2(a) of the Amended MRA:

“Long Aged Loan”

“Moderately Aged Loan”

11.          Seller’s Covenants.

A.            Section 11(z)(ii) of the Amended MRA is amended to read as follows:

(ii)           Minimum Adjusted Tangible Net Worth.  Seller shall not permit the Adjusted Tangible Net Worth of Seller (and, if applicable, its Subsidiaries, on a consolidated basis), computed as of the end of each calendar month, to be less than [***].

B.            Section 11(z)(iii) of the Amended MRA is amended to read as follows:

(iii)          Maintenance of Liquidity.  Seller shall have unencumbered Liquidity as of the end of each calendar month of at least [***]; provided that if Seller’s Liquidity is less than [***] but is at least [***] on the last day of any calendar month and Seller (x) increases its Liquidity to at least [***] before the close of business on the first Business Day of the following month, and (y) if requested by Buyer, promptly provides Buyer copies of account statements or other acceptable evidence that Seller’s unrestricted cash and Cash Equivalents balances on such first Business Day were at least [***], Seller shall be deemed to be in compliance with this Section 11(z).

C.            Section 11(z)(iv) of the Amended MRA is amended to read as follows:

(iv)          Maintenance of Available Warehouse Facilities.  Seller shall maintain at all times Available Warehouse Facilities from buyers and lenders other than Buyer such that the Available Warehouse Facility under this Agreement constitutes no more than (i) [***] of Seller’s aggregate Available Warehouse Facilities until December 16, 2020, (ii) [***] of Seller’s Aggregate Available Warehouse Facilities thereafter until the Termination Date, or such lesser or greater percentage as Buyer shall in its sole discretion specify from time to time in a written notice given to Seller at least [***] before the effective date specified in such notice.

12.          Events of Default; Remedies

A.            Section 12(a)(xix) of the Amended MRA is amended to read as follows:

(xix)        if Seller or any of its Subsidiaries shall be servicing Mortgage Loans for another Person or Persons, a downgrade of any of Seller’s or any of its Subsidiaries’ servicer ratings, if applicable, below Moody’s rating of “SQ3” or S&P’s rating of “Average”; or

B.            Section 12(a)(iv) of the Amended MRA is amended to read as follows:

(iv)          Seller shall fail to comply with any of the requirements set forth in Section 11(d) (Inspection of Properties and Books) or Section 11(z) (Financial Covenants); provided that if Seller’s Liquidity is less than [***] but is at least [***] on the last day of any calendar month, and Seller (x) increases its Liquidity to at least [***] before the close of business on the first Business Day of the following month and (y) if requested by Buyer, promptly provides Buyer copies of account statements or other acceptable evidence that Seller’s unrestricted cash and Cash Equivalents balances on such first Business Day were at least [***], Seller shall be deemed to be in compliance with the requirements of Section 11(z)(iii); or

EXHIBIT B

Item (nnn) of Exhibit B attached to the Amended MRA is amended in its entirety to read as follows:

(nnn)      Ineligible Loan Types.  The Mortgage Loan is not (i) a negative amortization loan, (ii) a second lien loan, (iii) a home equity line of credit or similar loan, (iv) a reverse mortgage, (v) a subprime Mortgage Loan or alt-A Mortgage Loan or (vi) considered an “Expanded Approval” loan or a similar loan such as is described in the applicable Agency’s eligibility certification.  For the avoidance of doubt, even if specified or referenced in the definition of “Eligible Mortgage Loan” under this Agreement as amended and in effect before the Fifth Amendment to MRA, the following Loan Types and any similarly specially-designated Loan Types are ineligible for inclusion in any Transaction entered into on or after that effective date:

Manufactured Housing Loans and Jumbo Loans

EXHIBIT C

Exhibit C attached to the Amended MRA is deleted in its entirety and replaced with Exhibit C attached hereto.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Carolyn W. Johnson
Carolyn W. Johnson
Authorized Officer

AMERIHOME MORTGAGE COMPANY, LLC

By:	/s/ Kathleen Conte
Name:	Kathleen Conte
Title:	EVP — Capital Markets

Counterpart signature page to Fifth Amendment to Master Repurchase Agreement between

JPMorgan Chase Bank, N.A. and Amerihome Mortgage Company LLC

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

COMPLIANCE CERTIFICATE

Exhibit C, Page 1